FORM 8-K
                     CURRENT REPORT


 (As last amended in Real. N. 34-25113, eff. 1/30/95.)


                     UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  April 29, 1997



                 Lake Ariel Bancorp, Inc.
 (Exact name of registrant as specified in its charter)



         Pennsylvania                 2-85306              23-2244948
(State or other jurisdiction (Commission       (I.R.S. employer
of incorporation)            file number)           Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania    18436
(Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:
(717) 698-5695

Former name or former address, if changed from last report:
Not Applicable.

Item 1.   Changes in Control of Registrant.

          Not Applicable.


Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.


Item 3.   Bankruptcy or Receivership.

          Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.


Item 5.   Other Events.

          At the Annual Meeting of Shareholders of Lake Ariel
          Bancorp, Inc. on April 29, 1997, the following propositions were passed:

          1. Bruce D. Howe and Peter O. Clauss were approved as Class 2 Directors whose term will expire in 2000;

          2. Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants of Scranton, Pennsylvania were appointed as the independent auditors of the Corporation for the fiscal year ending December 31, 1997; and

          3.   The Lake Ariel Bancorp, Inc. 1997 Stock Option
               Plan was ratified.


Item 6.   Resignations of Registrant's Directors.

          Not Applicable.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               (i)  Lake Ariel Bancorp, Inc.
               1997 Stock Option Plan.


Item 8.   Change in Fiscal Year.

          Not Applicable.




                       SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         LAKE ARIEL BANCORP, INC.
                         (Registrant)



Date:  May 7, 1997       Joseph J. Earyes,
                         Vice President and Treasurer

LAKE ARIEL BANCORP, INC.

JUDGE(S) OF ELECTION REPORT AND CERTIFICATION

     I (We) hereby certify that I (we) am (are) the Judge(s) of Election of the Annual Meeting of Shareholders of Lake Ariel Bancorp, Inc. (the Corporation) and that I (we) have been duly appointed, duly sworn, and am presently serving in that capacity in accordance with the By-Laws of the Corporation.

     I (We) further certify that at the Annual Meeting of Shareholders, held on Tuesday, April 29, 1997 at 11:00 a.m., prevailing time, duly called on notice as required by law, including publication requirements, the following votes were cast concerning the following matters:

                         FOR       WITHHELD  ABSTAIN

     1.   ELECTION OF
         CLASS 2 DIRECTORS

     Bruce D. Howe       1,221,386     4,747      0

     Peter O. Clauss          1,220,565     5,568      0


     2.   Ratification of the Corporation's 1997 Stock Option Plan.

     1,168,192 FOR     36,283 AGAINST   7,594 ABSTAIN  14,064 UNVOTED


     3.   Proposal to Ratify the Selection of Parente, Randolph,
Orlando, Carey and Associates, Certified Public Accountants of
Scranton, Pennsylvania, as the auditors for the Corporation for the year ended December 31, 1997.

     1,217,590 FOR  5,536 AGAINST  3,004 ABSTAIN  3  UNVOTED



                LAKE ARIEL BANCORP, INC.
                 1997 STOCK OPTION PLAN


     1.   Definitions

          As used in this Plan, the following definitions apply to the terms indicated below:

          A. "Board" means the Board of Directors of the Company.

          B. "Committee" means the Benefits/Compensation Committee of the Board. The Committee shall consist of two or more directors of the Company each of whom shall not be an employee or officer of the Company or of its Parent or Subsidiary, receive compensation directly or indirectly in an amount required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K or have an interest in a transaction requiring disclosure thereunder, or be engaged in a business relationship requiring disclosure under Item 404(b) thereof.

          C.   "Company" means Lake Ariel Bancorp, Inc., a
Pennsylvania corporation.

          D. "Fair Market Value" of a Share on a given day means

               (i)  if the Shares are listed on a national
securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Shares, the average of the closing or last prices of the Shares on the Composite Tape or other comparable reporting system for the 10 consecutive trading days immediately preceding such date;

               (ii) if the Shares are traded on the over-the-counter market, but sales prices are not regularly reported for the Shares for the 10 days referred to in (a) above, and if bid and asked prices for the Shares are regularly reported, the average of the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market for such 10 days; and

               (iii)  if the Shares are neither listed on a
national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall deter-mine.

          E. "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time. Options shall not be incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

          F. "Optionee" means a person to whom an option has been granted under this Plan.

          G. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corpo-rations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corpora-tions in the chain.

          H.   "Plan" means this Lake Ariel Bancorp, Inc. 1997
Stock Option Plan, including any amendments to the Plan.

          I.   "Share" means a share of the Company's Common
Stock, par value $.42 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

          J. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corpora-tion in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          K. Options shall be deemed "granted" under this Plan on the date on which the Committee, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Committee may designate.

          L. As used herein, the masculine includes the femi-nine, the plural includes the singular, and the singular includes the plural.


     2.   Purpose

          The purposes of the Plan are as follows.

          A. To secure for the Company and its stockholders the benefits arising from share ownership by those officers and key employees of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to officers and key employees by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

          B. To enable the Company and its Subsidiaries to obtain and retain the services of key employees, by providing such key employees with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.


     3.   Plan Adoption and Term

          A. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's stockholders for their approval at the next annual meeting of stockholders. If the Plan is not approved by the affirmative vote of the holders of a majority of all securities present in person or by proxy and entitled to vote at a duly called stockholders' meeting at which a quorum representing a majority of all such securities is present and voting on this Plan, then this Plan and all Options then out-standing under it shall forthwith automatically terminate and be of no force and effect.

          B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten (10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.


     4.   Administration of Plan

          A.   This Plan shall be administered by the
Committee. Except as otherwise expressly provided in this Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to effectuate the purposes and intent of the Plan and shall be the sole and final judge of such expediency.

          B. The Plan constitutes an element of the 1997 Incentive Bonus Plan of the Corporation. Each year's cash bonus is determined by the extent to which financial targets for the year are achieved by the Company. The Committee shall grant to each participant in the Incentive Bonus Plan an Option with an aggregate exercise price equal to the amount of cash bonus for the year payable to the participant.

          C. No member of the Committee or the Board shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.


          D. Any power granted to the Committee either in this Plan or by the Board, may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and reversal or modification by the Board on its own motion, except that the Board may not impair the rights of Optionees under Options previously granted.


     5.   Eligibility

          Officers and key employees of the Company and its Subsidiaries shall be eligible for selection by the Committee to be granted Options. An employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.


     6.   Maximum Number of Shares

          Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than 50,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.


     7.   Option Price

          The purchase price for each Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of such Share on the date the Option is granted.


     8.   Duration of Options

          Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than ten (10) years from the date such Option was granted. Options may expire and cease to be exercisable on such earlier date as the Committee may determine at the time of grant. Options shall be subject to termination before their expiration date as provided herein.


     9.   Conditions Relating to Exercise of Options

          A. Except as otherwise provided in paragraph 10 hereof, the Shares subject to any Option may be purchased at any time during the term of the Option, unless, at the time an Option is granted, the Committee shall have fixed a specific period or periods in which exercise must take place. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $1000.

          B. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of an Optionee only by such Optionee or by his guardian or legal representative.

          C. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Optionee or in the name of the Optionee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

          D. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares and any withholding tax required to be paid pursuant to paragraph 14 hereof. The purchase price shall be paid in cash or by certified check or bank cashier's check. Alternatively, to the extent permitted by the Committee at or prior to the time of exercise and in its sole discretion, the purchase price may be paid by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Optionee having a Fair Market Value equal to the purchase price.

          E. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the stockholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

          F. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and require-ments of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

          G. Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registra-tion or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any condi-tions not acceptable to the Committee.

     10.  Effect of Termination of Employment or Death

          A. In the event of termination of an Optionee's employment by reason of such Optionee's death, disability, or retirement with the consent of the Board or in accordance with an applicable retirement plan, any outstanding Option held by such Optionee shall remain exercisable, only to the extent such Option was exercisable immediately prior to such termination of employment, at any time prior to its expiration date or, if earlier, the first anniversary of such termination of the Optionee's employment.

          B. If the Company terminates an Optionee's employ-ment, any outstanding Option held by such Optionee shall remain exercisable, only to the extent such Option was exercisable immediately prior to such termination of employment, at any time prior to its expiration date or, if earlier, thirty (30) days after such termination of the Optionee's employment by the Compa-ny, except that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expira-tion date of the Option and a date ninety (90) days after such termination of the Optionee's employment by the Company as to the total number of Shares purchasable under the Option as of the date of termination.

          C. In the event that an Optionee's employment ceases for any reason other than death, disability, retirement with the consent of the Board or in accordance with an applicable retirement plan or termination by the Company, all rights of any kind under any outstanding Option held by such Optionee shall immediately lapse and terminate, except that the Committee may, in its discretion, elect to permit exercise for a period ending on the earlier of the expiration date of the Option and a date nine-ty (90) days after the termination of employment as to the total number of Shares purchasable under the Option as of the date of termination.

          D. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.


     11.  No Special Employment Rights

          Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continua-tion of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsid-iary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.


     12.  Rights as a Shareholder

          An Optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.


     13.  Anti-Dilution Provisions

          A. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock,
(ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consol-idation or merger in which the Company is the continuing corpora-
tion), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, the Committee may make such adjustments in the number of Shares subject to unexercised Options and the option prices as it deems equitable.

          B. Each Optionee will be notified of any such adjustment and any such adjustment, or the failure to make such adjustment, shall be binding on the Optionee.


     14.  Withholding Taxes

          Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Optionee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) Federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Committee, result from the exercise. In addition, the Company shall, at the election of the Optionee, satisfy any such withholding tax obligation by retention of Shares issuable upon such exercise having a Fair Market Value on the date of exercise equal to the amount to be withheld.


     15.  Amendment of the Plan

          The Board may at any time and from time to time termi-nate or modify or amend the Plan in any respect, except that, without shareholder approval, the Board may not (a) materially increase the benefits accruing to participants under the Plan, (b) increase the number of Shares which may be issued under the Plan, or (c) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of an Optionee, affect his rights under an Option previously granted to him. With the consent of the Optionee, the Board may amend an outstanding Option in a manner not inconsistent with the Plan.


     16.  Miscellaneous

          A. It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

          B. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.


     17.  Governing Law

          This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.